Exhibit 99.1

Unleashing Profitable Growth
May 2012

Edwin Boon
Vice President
Investor Relations & Corporate Strategy

Forward Looking Statements
Statements used in this presentation relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; consumer confidence; the effectiveness of the company’s marketing messages; the efficiency of its advertising and promotional efforts; consumer acceptance of its products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of the company’s retail store distribution strategy; the company’s dependence on significant suppliers, and its ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; the company’s ability to continue to improve its product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of the company’s management information systems to meet the evolving needs of its business and evolving regulatory standards applicable to data privacy and security; the company’s ability to attract and retain senior leadership and other key employees, including qualified sales professionals; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission
(SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this presentation.

Video to be played.

Shelly Ibach

Chief Operating Officer

Incoming President & Chief Executive Officer

• Integrated customer-centric strategy
• Proprietary product and exclusive distribution
• Unique business model
Sleep Number Overview

Advantaged Growth Opportunity

On path for $1.5+ billion in sales and 15%+ operating margin by 2015

Industry Dynamics
Favor Sleep Number

- $12.4B US mattress category
- Projected industry growth 7.1% for next 2 years*
- Non-innerspring outpacing overall industry growth
- Sleep Number early in journey …5% dollar share (<2% unit)

U.S. bedding industry (at Retail)

Inflection point
For non-innerspring
$12.4
$13.1
$13.4
$12.2
$11.2
$11.9
$12.4
10.0
10.1
10.0
9.3
8.7
8.8
8.3
2.4
3.0
3.4
2.9
2.5
3.1
4.1
'05
'06
'07
'08
'09
'10
'11E
Non-Innerspring
Innerspring

*ISPA and company analysis

7

36%
25%
39%
37%
'06
'11
Innerspring
Non-Innerspring

Consideration*
*Company Study
Industry Dynamics

Favor Sleep Number

Non-innerspring consideration
now similar to innerspring
Consumer acceptance fueled by
health and wellness trends
Sleep Number is well positioned
with differentiated product and
controlled distribution
•
•
•
Now within
2 pts

Everyone will know Sleep Number
and how it will improve their life
Innovative Sleep Number products will move
society forward with meaningful consumer benefits.
Sleep Number will be easy to find and customers will interact with us when and how they want
Customers will love their Sleep Number experience and enthusiastically recommend
Sleep Number to their family and friends
Leveraging our unique business model to fund innovation and growth will benefit our customers, employees and shareholders.
•
•
•
•
•
Becoming the New Standard in Sleep
by providing individualized sleep experiences
Our Long Term Goals
Our Long Term Goals

Everyone Will Know Sleep Number

and how it will improve their life

Redefine broader target
customer
Persuasive creative
development
Increase media reach,
effectiveness and investment
•
•
•
55%
Leading
Innerspring
Leading
Non-Innerspring
32%
15%
Sleep Number*
* Unaided Brand Awareness as of August 2011 per company study
Broaden Awareness

# 1 Growth
# 1 Growth
Opportunity
Opportunity

Everyone Will Know Sleep Number

Redefine Target Customer

- Include prime mattress buying years
- Move from need state to aspirational fit
- Propensity to trade up
- Increase target market 4x

Broader Target Customer

Increases target market ~4x
• 45-65+ yrs. old
• $50K+ income
• Needs-state driven
•30-54 yrs. old
•$75K+ income
•Values health
•Will pay premium
Before
After

11

Everyone Will Know Sleep Number

Persuasive TV Campaign: Customer Experience

60 Second Promotional Focus

30 Second Product Launch

Video to be played.

Video to be played.

Invest in persuasive advertising

Shift media investments from

less effective types

Focus on local development

and national advertising

Singular brand message

•
•
•
•
Everyone Will Know Sleep Number
Increase media reach
Increasing media effectiveness
& investment
2009
2012
Direct
Response
National broad
Reach
~$60M
Local broad
reach

Everyone Will Know Sleep Number
Persuasive creative - consumer
benefits versus problems
Drive store traffic - customer
focused value and urgency
versus 1-800 call to action
Effective reach - reaching broad
target customer with frequency
•
•
•
Increased Effectiveness
Increasing advertising impact
Direct
Response
Broad
Reach
• Infomercial format
• Problem/solution
• 2 or 28 minutes
• 2 step process
• Off peak hours
• Narrow, need state
 target customer
• Low reach/high
 frequency
• Brand experience
• Consumer benefit
• 30-60 seconds
• Drive to store
• Peak day parts
• Broader target
 customer
• High reach/high
 frequency

Results: Increased Awareness

Unaided awareness

Confidence in formula

Unaided Brand Awareness

20%
+ 5 points
15%
14%
13%
13%
12%
13%
2006
2007
2008
2009
2010
2011
2012

Everyone Will Know Sleep Number
Leading Indicator for market
share growth
•
•
•
(Q1)

+ 5 points
+ 5 points
* Company study

Everyone Will Know Sleep Number
Awareness and market share
gains - overall and in leading
markets
Leading markets illustrate long
term growth opportunity
•
•
Results: Increased Awareness
and Market Share
Awareness drives market share
Leading market
11%
Awareness*
Market share
4%
15%

30%

20%
5%
35%
12%

* Company study
National average

Everyone Will Know Sleep Number

Key advantages

- Consumer trends support Sleep Number's premium, non-innerspring individualized positioning
- Low awareness; early stage growth company
- Integrated growth formula that is building awareness

17

Innovative Sleep Number Products

will move society forward with meaningful consumer benefits

Sleep Number bed series
Proprietary family of products
Business model leverages growth
•
•
•
Individualizing Sleep

Innovative Sleep Number Products
• DualAir™ Technology
• Clinically proven to improve
 quality of sleep
• Premium good/better/best -
 starting at $999 queen set
Sleep Number bed series

Innovative Sleep Number Products

Sleep Number family of products

- Individualized sleep experience
- Proprietary solution based bedding collection
- Attract and broaden addressable market
- Adjustable bases and bedding collection increase average purchase
- Higher customer engagement

TEMPERATURE
BALANCE

FlexFit™ Series

Innovative Sleep Number Products

Family of products adds increased sales and profit

- Accelerated sales growth through higher transaction size and total dollars
- Increased gross margin dollars; yet slightly lower gross margin rate on sourced product
- Business model leverages increased sales – higher operating margin dollars and rate

Company-controlled average selling price

+47%
+5%
Bedding collection & adjustable bases
Bed series
2009
2011

21

Innovative Sleep Number Products
DualAir™ Technology that individualizes comfort
Proprietary family of sleep products with exclusive distribution
Proven to improve quality of sleep and loved by customers
•
•
•
Key advantages

Sleep Number will be easy to find

and customers will interact with us when and how they want

Integrated local market strategy
Optimize existing stores
Fill-in gaps with new stores
Unique and exclusive store
experience
•
•
•
Retail distribution strategy
•
National Retailer
Sleep Number store presence, 45 states

Sleep Number will be easy to find
Local market development Year 1
Heavy-up local media
Rapid real estate optimization
Store team development
Apply strategy to 13 large,
underdeveloped markets*
Launch 4 markets in 2011,
3 in 2012 and 6 in 2013-2014
•
•
•
Aggressive growth strategy
•
•
Growing 2-3x faster
Year 1
22%
16%
25%
27%
49%
59%
66%
66%
2011 YOY% net sales-total company
Aggressive growth markets
Aggressive
growth
strategy
launch
* Sleep Number is underpenetrated in these markets representing only 24% of sales, but 33% of total US mattress sales (~$4B)

Sleep Number will be easy to find

Aggressive growth sample market – actions in Year 1

- Increase local media 4x
- Optimize retail distribution:
  - Remodel 4 locations
  - Open 2 non-mall stores
- Assess and develop team

Sample market: results Year 1*

+6pts
17%
+50%
+71%
+74%
Awareness
Market Share
Revenue
4-Wall Profit**

*Unaided Brand Awareness per Company study **Profit excluding national media and customer service

25

Sleep Number will be easy to find
Flexible store format
Flexible real estate strategy -
mall and non-mall formats
Reposition select mall stores to
non-mall for visibility and
accessibility
Remodel, expand and/or
reposition select mall stores for
improved brand experience
•
•
Optimize existing locations
•

2 Sleep Number stores, ~$2-3M per store
6-8 competitor stores, <$1M per store
vs.

Sleep Number will be easy to find
Add 5-8% annually
Disciplined approach to real
estate selection
Leverage national presence
Deliver year 1 sales of an
average of $2M
•
•
•
Fill-in gaps with new stores
Destination retailer
•

Sleep Number will be easy to find
Relationship-based selling
process
Experiential store design
Lifetime relationship with
customers
Robust store training program;
consistent with selling process
High Sleep Professional
engagement and lower turnover
High Sales productivity
•
•
Unique and exclusive store
experience
•
•
•

Net sales distribution-stores open > 1 year

206
12
151
87
33
126
9
127

Sleep Number will be easy to find
Average sales per comp store …
$1.9M
Consistent comp growth - exclusive
distribution
Highest volume stores achieving top-
tier comps
Significant profit leverage with higher
sales per store
•
•
Retail distribution strategy
produces high store productivity
and profitability
•
•
< $1M
< $1M
$1.0-1.5M
$1.0-1.5M
$1.5-2.0M
$1.5-2.0M
>$2.0M
>$2.0M
2009
2009
2012-Q1 TTM
2012-Q1 TTM
36% of stores
36% of stores
over $2M
over $2M
Avg profit*
$300k
Avg profit*
>$600k
*4-wall profit excluding national media and customer service

Sleep Number will be easy to find
National premium brand retailer
Exclusive company-controlled distribution
Unique, relationship-based customer experience
•
•
•

Key advantages

Kathy Roedel

Chief Technology & Services Officer

Life-time Engagement
Sales
Home Delivery
Product
Customer Service

Everyone will love their Sleep Number Experience

and will enthusiastically recommend to their family and friends

Product R&D
Product R&D
& Mfg
& Mfg
Marketing
Marketing
Sales
Sales
Services
Services
Lifetime
Lifetime
Engagement
Engagement
Everyone will love their Sleep Number Experience

Only Sleep Number can innovate for customers at every touch point

Everyone will love their Sleep Number Experience

Customers rate Sleep Number In-store experience best among mattress retailers

Relationship-based selling process

- Continuous store innovation fueled by customer insights
- Sales professional connection unparalleled in the industry
- In-store experience drives referral more than 2X that of multi-brand retailers

55

"After trying multiple mattresses I was really tired! I finally followed a friend's advice and went into the Perimeter Mall store… I met Lynn. Saying she is awesome is cliché----she wants the best for her customer." Polly

34

Everyone will love their Sleep Number Experience

Customer-focused product innovation leverages direct insights and feedback

- Deliver customer-focused, individualized sleep experiences
- Leverage ~5,000 personal customer interactions per day to inform innovation
- Integrated launches in 48 hours with 380 stores selling with confidence

Innovative Products

AirFit
Adjustable Pillow
only from Sleep Number

"This bed is so amazing. It has really changed my life. I have spent thousands of dollars trying to find the right mattress. Now I lay down at night and I smile!" *Natalie P., Los Angeles*

35

Over 7 million lives improved.
Will yours be next?
Find your Sleep Number today!
sleep number
35
50
sleep number

Everyone will love their Sleep Number Experience

Sleep Number Field Service controls the experience…right to the bedroom

Sleep Number technicians connect
in the most private area of the
home
Comfort support - helping
customers find their perfect level
of comfort
Seals the deal…best bed-buying
decision
•
•
•
Individualized delivery service

“Our delivery person set up the bed … and was unbelievably knowledgeable and helpful.  It's great to deal with a company where everyone believes in the product, uses the product, and can express that well.
Thanks for a great purchase experience.” staylor via email

Everyone will love their Sleep Number Experience

Individualized customer service team listens and re-engages owners

Service where, when and
how she wants
Transforming service with
engaging Sleep Service
Professionals
Reconnecting with “Insiders”
with every contact
•
•
•
Your customer service people are amazing. I have found them to be very helpful and courteous...
I have already recommended Sleep Number to several people…” Tanya D., Chicago

Everyone will love their Sleep Number Experience

Sleep Number advances the relationship with a differentiated ownership experience

7.5 million “Insiders”…
1:1 marketing
Reasons to re-engage… Bedding
Collection, InnerCircle, Services
Sleep Number loyalty communities
…Online - web, social, mobile
•
•
•
Lifetime Engagement
I already have seven sleep number beds and I have had an additional 10 - 12 friends and family buy at least one or two…“ Chris K., Denver

Everyone will love their Sleep Number Experience

Unparalleled customer service creates loyalty and drives repeat and referral growth

Repeat & Referral fuels our growth
2009
2009
2012
2012
~$200M Growth in
~$200M Growth in
Repeat & Referral
Repeat & Referral

Repeat
Repeat
Referral
Referral
• Investing and innovating our
 customer’s experience
• Creating communities of
 passionately loyal owners
• Repeat and referral sales
 fueling our growth

We Believe
everyone is unique,
that there are no
mass-produced humans
and therefore everyone
has a Sleep Number.®
Pillow

Only Sleep Number owns the
entire end-to-end customer
experience
Only Sleep Number can innovate
across every touch point to benefit
our customers
Only Sleep Number can deliver an
unparalleled brand experience to
drive repeat and referral sales
•
•
•
Everyone will love their Sleep Number Experience

Key Advantages

 “Starting with the experience of purchasing the bed at the store; the manager listened to my concerns and needs and he made excellent suggestions to help me make the best decision and selection. No pressure but extremely helpful. This was a big purchase for me and I appreciated the very knowledgeable and professional salesperson. Then the actual sleeping experience, well, let's just say, I LOVE MY BED. The sheets are luxurious, the pillow is perfect and best of all, the bed itself is providing the best sleep experience ever! And I do tell EVERYONE about it! I think that knowing I can adjust the number depending on my needs is so cool!
 I love it. Did I say that already?” Valerie R.
         Sleep Number setting 30

Wendy Schoppert

Chief Financial Officer

Leveraging our Unique Business Model

Investment proposition

•Compelling sales growth → $1.5B+ by 2015
•Accelerating margins→ 15%+ by 2015
•Self funding, strong balance sheet, no debt

Leveraging our Unique Business Model

Proven formula drives growth

2011
(11%)
11%
23%
2011
2010
2009
1-Yr Comp
(4%)
19%
26%
8.6%
12.2%
2011
2010
2009
GM%

SM Exp%

61.6%
62.5%
63.3%
47.6%
44.6%
42.7%
4.4%*
$0.57
$1.07
2010
2009
$0.24*
*Pro Forma EPS
*Pro Forma Operating Margin
Q1 ’12
+36%
EPS
Net Sales Growth
Operating Margin

2011
2015
$743M*
Open new
stores
$1.5B+
• Build awareness
• Remodels/Repositions
• Product Innovation

12%

Operating

Margin

15%+

Operating

Margin

• 5-8% annual store
 growth
• Year 1 new stores
 average $2M in sales

Leverage

existing stores

$400M+
$400M+
* Net Sales
Leveraging our Unique Business Model

Growing sales through new and existing stores

$140K
average sales per store
$50M+ total sales
1 Customer
per store per week
$1M
$1.3M
$1.7M
$2M+
2009
2010
2011
2012E
2015E
$3M+
Average Sales per Store
Leveraging our Unique Business Model

Continue to enhance store profitability

• Pricing & operational efficiency
• Investment in customer experience
• Quarterly variability
2009
2010
2011
2015E
61.6%
62.5%
63.3%
65%+
• Focus on gross profit $s
• Sourced product has lower gross
 margin rate, yet accretive to profit $s
Q109
Q110
Q111
Q112
Leveraging our Unique Business Model

Strategy supports gross margin rate and $ growth

Gross Margin Rate
Gross Profit $/Unit - Q1 Comparison

Leveraging our Unique Business Model

Leveraging selling & marketing expense

Selling & Marketing %

47.6%
44.6%
42.7%
<41%
245bp/yr
Average 50+bp/yr
2009
2010
2011
2015E

- Investing in media to broaden awareness
- Leverages total selling & marketing expense - 70% of selling is fixed
- National media more efficient as we grow

48

Leveraging our Unique Business Model

G&A and R&D opportunity

G&A + R&D%

55bp/yr
Flat/down slightly
9.5%
9.2%
8.4%
<8%
2009
2010
2011
2015E

- R&D a key investment with product innovation
- G&A focused on core, investing in growth plan

49

Leveraging our Unique Business Model

Vertical integration provides multiple points of leverage

Operating Margin

300bp/yr
Average 60+bp/yr
4.4%
8.6%
12.2%
13.2%+
15%+
2009
2010
2011
2012E
2015E

MANUFACTURER
+
RETAILER
Maximizing gross profit
Leveraging selling costs
Vertically-integrated focus on
Maximizing Operating Margin

50

Leveraging our Unique Business Model

Flow through as we invest in growth

Flow Through

46%
28%
18%-21%
>20%
FY10
FY11
FY12E
FY15E

Operating Margin

8.6%
12.2%
13.2% +
15% +
FY10
FY11
FY12E
FY15E

- ~20% flow through as growth resumes
- Consistent with 15%+ operating margin by 2015

51

$1
$10
$17
$42
$54
$62
$65
$70
$82
$90
$100
$109
$124
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

$35
$2
$102
$9
$181
$30
Mar-2010 (ttm)
Mar-2011 (ttm)
Mar-2012 (ttm)
Cash & Marketable Securities
CAPEX

EBITDA ttm ($ in millions)
$ in millions
Record EBITDA
Cash Balance
•  Maintain $125M minimum balance
•  Priority #1: Self-fund profitable growth - fast growing ROIC

•  Initiated share buyback in April
Leveraging our Unique Business Model

Strong cash flow generation

sleep number

35

Shelly Ibach

Chief Operating Officer

Incoming President & Chief Executive Officer

54

• Integrated customer-centric strategy
• Proprietary product and exclusive distribution
• Unique business model
Sleep Number Overview

Advantaged Growth Opportunity

On path for $1.5+ billion in sales and 15%+ operating margin by 2015

Q & A
Q & A

Appendix
Appendix

($ in thousands, except per share amounts)	Fiscal Year 2009	2010	2011
Net income and net income per share			
Net income - as reported	$ 35,552	$ 31,568	$ 60,478
Adjustments[1]:			
Terminated equity financing costs (net of tax)[2]	2,061	-	-
Income tax valuation[3]	(26,444)	-	-
Net income - as adjusted	$ 11,169	$ 31,568	$ 60,478
Net income per share - as adjusted:			
Basic	$ 0.24	$ 0.58	$ 1.10
Diluted	$ 0.24	$ 0.57	$ 1.07
Basic Shares	45,682	54,005	55,081
Diluted Shares	46,198	55,264	56,432
Operating income and operating income rate			
Operating income - as reported	$ 20,673	$ 52,383	$ 90,453
Terminated equity financing costs (pre-tax)[2]	3,324	-	-
Operating income - as adjusted	$ 23,997	$ 52,383	$ 90,453
Operating income rate - as reported	3.8%	8.6%	12.2%
Operating income rate - as adjusted	4.4%	8.6%	12.2%

(1) Reflects annual effective tax rate, before discrete adjustments, of 38.0% for 2009

(2) In 2009, we expensed direct, incremental costs incurred in connection with a terminated equity financing transaction

(3) In 2008, we established a $26.8 million valuation allowance against deferred taxes based on uncertainty regarding future taxable income. In 2009, we reversed the valuation allowance against deferred taxes based on all available positive and negative evidence

Note - Our "as adjusted" data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts

GAAP - generally accepted accounting principles

Non-GAAP Financial Measures Reconciliation

EBITDA for 2009, 2010, 2011 & Q1-2012 (trailing-twelve-month basis)

We define earnings before interest, taxes, depreciation and amortization (EBITDA) as net income (loss) plus: income tax expense (benefit), interest expense, depreciation and amortization, stock-based compensation and asset impairments consistent with the definition used in our debt covenant calculations. Management believes EBITDA is a useful indicator of the Company's financial performance. Our definition of EBITDA may not be comparable to similarly titled definitions used by other companies. The tables below reconcile EBITDA (on a trailing-twelve-month basis), which is a non-GAAP financial measure, to comparable GAAP financial measures:

(trailing-twelve-month, $ in millions)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Net income (loss)	($ 65.7)	($ 63.1)	($ 57.2)	$ 35.6	$ 46.0	$ 56.2	$ 59.8	$ 31.6	$ 40.4	$ 45.5	$ 52.2	$ 60.5	$ 66.3
Income tax expense (benefit)	2.8	10.5	13.9	(20.9)	(17.3)	(17.1)	(14.2)	18.9	24.0	26.6	29.6	29.9	32.0
Interest expense	4.8	5.7	6.3	6.0	5.9	4.5	2.9	2.0	0.3	0.3	0.2	0.2	0.2
Depreciation and amortization	20.4	19.1	19.0	17.7	16.4	14.9	13.2	13.0	12.8	12.8	13.0	13.5	14.6
Stock-based compensation	3.9	3.4	2.9	3.2	3.0	2.9	3.5	4.0	4.3	4.7	4.9	5.0	10.8
Asset impairments	34.6	34.0	32.5	0.7	0.3	0.2	0.4	0.3	0.3	0.4	0.1	0.1	0.0
EBITDA	**$ 0.8**	**$ 9.6**	**$ 17.4**	**$ 42.3**	**$ 54.3**	**$ 61.6**	**$ 65.5**	**$ 69.7**	**$ 82.2**	**$ 90.3**	**$ 100.2**	**$ 109.2**	**$ 123.9**

Columns may not foot due to rounding

Note - Our EBITDA calculation is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles

Non-GAAP Financial Measures Reconciliation

EBITDA for 2009, 2010, 2011 & Q1-2012 (trailing-twelve-month basis)